Exhibit 32.1

CERTIFICATION OF PERIOD REPORT

I, Jeff Sagansky, President and Chief Executive Officer of Double Eagle Acquisition Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2015	/s/ Jeff Sagansky
Jeff Sagansky
President and Chief Executive Officer
(principal executive officer)